                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
MCE Companies

     We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated March 3, 2000, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-42360) and related Prospectus of MCE Companies, Inc. for the registration of 5,500,000 shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP

Detroit, Michigan
October 12, 2000